                                                                    EXHIBIT-25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM T-1
                                  ---------

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an Application to Determine Eligibility
                  of a Trustee Pursuant to Section 305(b)(2) __


                       STATE STREET BANK AND TRUST COMPANY
               (Exact name of trustee as specified in its charter)

         Massachusetts                                       04-1867445
(Jurisdiction of incorporation or                         (I.R.S. Employer
organization if not a U.S. national bank)                 Identification No.)

                225 Franklin Street, Boston, Massachusetts 02110
               (Address of principal executive offices) (Zip Code)

        John R. Towers, Esq. Executive Vice President and General Counsel
                225 Franklin Street, Boston, Massachusetts 02110
                                 (617) 654-3253
            (Name, address and telephone number of agent for service)


                         LIBERTY GROUP PUBLISHING, INC.
               (Exact name of obligor as specified in its charter)

               DELAWARE                                         36-4197635
       (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                      Identification No.)

                           3000 DUNDEE ROAD, SUITE 203
                              NORTHBROOK, IL 60062
               (Address of principal executive offices) (Zip Code)

               14 3/4 % SUBORDINATED EXCHANGE DEBENTURES DUE 2010

                         (Title of indenture securities)

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                                     GENERAL

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT.

                  Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

                  Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance
                  Corporation, Washington, D.C.

         (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS. Trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  The obligor is not an affiliate of the trustee or of its parent, State Street Corporation.

                  (See note on page 2.)

ITEM 3. THROUGH ITEM 15.   NOT APPLICABLE.

ITEM 16. LIST OF EXHIBITS.

     LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

     1. A COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.

            A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
            Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

     2. A COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE ARTICLES OF ASSOCIATION.

            A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

     3. A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE
         TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR (2), ABOVE.

            A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe,
            Inc.   (File  No.   22-17940)  and  is incorporated herein by
            reference thereto.

     4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR INSTRUMENTS CORRESPONDING THERETO.

            A copy of the by-laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

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     5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4. IF THE OBLIGOR IS IN
        DEFAULT.

            Not applicable.

     6. THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY
        SECTION 321(B) OF THE ACT.

            The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

     7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

            A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

                                      NOTES

     In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

     The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.



                                    SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford and The State of Connecticut, on the 23RD OF FEBRUARY 1998

                                            STATE STREET BANK AND TRUST COMPANY


                                            By:  /s/ Michael M. Hopkins
                                                 -----------------------------
                                                     NAME  MICHAEL M. HOPKINS
                                                     TITLE   VICE PRESIDENT

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                                    EXHIBIT 6


                             CONSENT OF THE TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture
Act of 1939, as amended, in connection with the proposed issuance by LIBERTY GROUP PUBLISHING, INC. of its 14 3/4 % SUBORDINATED EXCHANGE DEBENTURES DUE 2010, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          STATE STREET BANK AND TRUST COMPANY


                                          By:  ________________________________
                                                     NAME  MICHAEL M. HOPKINS
                                                     TITLE  VICE PRESIDENT

DATED:  FEBRUARY 23, 1998

                                  EXHIBIT 7

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172,
Section 22(a).

                                                                                                       Thousands of
ASSETS                                                                                                 Dollars

Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin ......................................     1,380,475
         Interest-bearing  balances  .............................................................     8,821,855
Securities .......................................................................................    10,461,989
Federal funds sold and securities purchased
         under agreements to resell in domestic offices
         of the bank and its Edge subsidiary .....................................................     6,085,138
Loans and lease financing receivables:
         Loans and leases, net of unearned income ........................     5,597,831
         Allowance for loan and lease losses .............................        79,416
         Allocated transfer risk reserve .................................             0
         Loans and leases, net of unearned income and allowances .................................     5,518,415
Assets held in trading accounts...................................................................       917,895
Premises and fixed assets ........................................................................       390,028
Other real estate owned ..........................................................................           779
Investments in  unconsolidated subsidiaries ......................................................        34,278
Customers' liability to this bank on acceptances outstanding .....................................        83,470
Intangible assets ................................................................................       227,659
Other assets .....................................................................................     1,969,514

Total assets .....................................................................................    35,891,495
                                                                                                     ===========
LIABILITIES

Deposits:
         In  domestic offices.....................................................................     8,095,559
                  Noninterest-bearing ............................5,962,025
                  Interest-bearing ...............................2,133,534
         In foreign offices  and Edge subsidiary .................................................    14,399,173
                  Noninterest-bearing ...............................86,798
                  Interest-bearing ..............................14,312,375
Federal funds purchased and securities sold under
         agreements to repurchase in domestic offices of
         the bank  and of its Edge subsidiary ....................................................     7,660,881
Demand notes issued to the U.S. Treasury and Trading Liabilities .................................     1,107,552
Other borrowed  money ............................................................................       589,733
Subordinated  notes and  debentures ..............................................................             0
Bank's liability  on acceptances executed  and outstanding .......................................        85,600
Other liabilities.................................................................................     1,830,593

Total  liabilities ...............................................................................    33,769,091
                                                                                                     -----------
EQUITY CAPITAL
Perpetual  preferred stock and related surplus ...................................................             0
Common stock .....................................................................................        29,931
Surplus ..........................................................................................       437,183
Undivided profits and capital reserves/Net unrealized holding gains (losses) .....................     1,660,158
Cumulative  foreign currency translation adjustments .............................................        (4,868)
Total  equity  capital ...........................................................................     2,122,404
                                                                                                     -----------
Total liabilities  and equity capital ............................................................    35,891,495

I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                              Rex S. Schuette


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                                              David A. Spina
                                                              Marshall N. Carter
                                                              Truman S. Casner

     5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4. IF THE OBLIGOR IS IN DEFAULT.

            Not    applicable.

     6. THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY
        SECTION 321(B) OF THE ACT.

            The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

     7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

            A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

                                      NOTES

         In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter of the obligor, the trustee has relied upon the information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

         The answer to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.


                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford and The State of Connecticut, on the 23RD OF FEBRUARY 1998

                                         STATE STREET BANK AND TRUST COMPANY


                                         By:  _________________________________
                                                 NAME  MICHAEL M. HOPKINS
                                                 TITLE   VICE PRESIDENT

                                    EXHIBIT 6


                             CONSENT OF THE TRUSTEE

          Pursuant to the requirements of Section 321(b) of the Trust Indenture
                Act of 1939, as amended, in connection with the proposed issuance by LIBERTY GROUP PUBLISHING, INC.
 of its 14 3/4 % SUBORDINATED EXCHANGE DEBENTURES DUE 2010, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                         STATE STREET BANK AND TRUST COMPANY


                                         By:  ________________________________
                                                   NAME  MICHAEL M. HOPKINS
                                                   TITLE  VICE PRESIDENT

DATED:  FEBRUARY 23, 1998